Green Brick Partners First Quarter 2017 Investor Call Presentation May 8, 2017 Exhibit 99.2

1 Forward-looking statements This presentation and the oral statements made by representatives of the Company during the course of this presentation that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the Company’s business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material. Factors that could cause actual results to differ from those anticipated are discussed in the Company’s annual and quarterly reports filed with the SEC. Any forward-looking statements made are subject to risks and uncertainties, many of which are beyond management’s control. These risks include the risks described in the Company’s filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. The Company presents Basic Adjusted EPS and Diluted Adjusted EPS and Basic and Diluted Adjusted weighted-average number of shares outstanding, Income before taxes attributable to GRBK and Adjusted Homebuilding Gross Margin. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

 Jim Brickman − Chief Executive Officer − Over 35 years in real estate development and homebuilding − Co-founded JBGL with Greenlight Capital in 2008. JBGL was merged into Green Brick in 2014 − Previously served as Chairman and CEO of Princeton Homes and Princeton Realty Corp.  Rick Costello − Chief Financial Officer − Over 25 years of financial and operating experience in all aspects of real estate management − Previously served as CFO and COO of GL Homes, as AVP of finance of Paragon Group and as an auditor for KPMG Management presenters 2

First quarter 2017 highlights 3  First quarter pre-tax income attributable to Green Brick of $10.1 million was up 123% from the same period in 2016  Home closing revenues of $93.4 million in Q1 2017 were up 40% from Q1 2016 on a 40% increase in new homes delivered  Net new orders of 287 homes in the first quarter of 2017 increased 20% compared to the first quarter of 2016  Last 12 month adjusted homebuilding gross margins remained at 23.1% through Q1 2017 versus Q4 2016  Homes under construction now stand at 625 homes, up 16% over Q1 2016  Active selling communities total 52 at March 31, 2017, up 18% year-over-year  Backlog at March 31, 2017 is now at approximately $145 million, up 12% from the prior year period

4 Housing starts are highly correlated to jobs and we build in two of the highest job growth markets.

We are less than 1.5% of the starts in two of the largest housing markets, giving us significant opportunity for growth. 5

6 Dallas market continues 6-year expansion but is still well below the prior peak Dallas/Fort Worth Market SFD-TH – Starts and Closings Source: Metrostudy - MetroUSA

7 GRBK has over 3,400 lots in Dallas where the market continues its 7-year trend of constrained supply Dallas/Fort Worth Market Lot Inventory Source: Metrostudy - MetroUSA

21,616 +14% 20,337 +15% 8 Atlanta market also continues to expand but is still well below the prior peak Source: Metrostudy - MetroUSA 73% of activity is in North Atlanta.

GRBK has one of the lowest debt-to-capital ratios amongst public builders  GRBK net debt to capital is under 10% versus an average 40% for covered public builders  GRBK’s has no off-balance sheet debt embedded in unconsolidated JV’s, unlike many peers  GRBK’s eventual target is approximately 35% 9 Citi Research data for comparative companies is as of December 31, 2016; “Net Debt” equals Total Debt minus Cash

First quarter 2017 financial highlights  Q1 2017 versus Q1 2016: - Net new orders increased by 20% - Home sales revenues increased by 40% - Home deliveries also increased by 40% - Dollar value of units in backlog increased by 12% 10

TX G Green Brick at a glance  Uniquely structured residential land development and homebuilding company − We build and deliver homes through our current builders in which we own a 50% controlling interest − We sell lots and provide lot acquisition and vertical construction financing to our controlled builders  Currently focused on the high growth metropolitan areas of Dallas and Atlanta  Attractive land position of almost 5,000 well-located residential lots as of March 31, 2017 − About 81% of our residential lots are owned − Virtually all of our owned lots are owned at corporate level vs. at the controlled builder level Products offered Townhomes, single family Single family Luxury homes Townhomes, contractor on luxury homes Townhomes, single family, luxury homes 11 Dallas CB JENI Normandy Homes Southgate Homes Centre Living Homes Atlanta The Providence Group Controlled builders

 We are a uniquely structured company that combines residential land development and homebuilding with strong sponsor ownership and controlling interests in our aligned homebuilders. Corporate structure 12 50%50%50%50% 100%

Key takeaways  Significant growth opportunities exist in Dallas and Atlanta ̶ two of the most attractive homebuilder markets in the U.S.  We have the balance sheet and management team to support significant growth  Proven success in executing our growth strategy with our controlled and aligned builders  Our operating model and low leverage results in superior risk adjusted returns. 13

Non-GAAP Reconciliation 14 Adjusted EPS Reconciliation (Unaudited, in thousands, except per share amounts) Three Months Ended March 31, 2017 Basic adjusted EPS Net income attributable to Green Brick – basic $6,197 Income tax provision attributable to Green Brick $3,855 Pre-tax income $10,052 Adjusted weighted-average number of shares outstanding – basic 48,958 Basic adjusted EPS $0.21 Diluted adjusted EPS Net income attributable to Green Brick – diluted $6,197 Income tax provision attributable to Green Brick $3,855 Pre-tax income $10,052 Adjusted weighted-average number of shares outstanding – diluted 49,017 Diluted adjusted EPS $0.21

Non-GAAP Reconciliation (continued) 15 Adjusted Homebuilding Gross Margin Reconciliation (Unaudited, in thousands) 12 Months Ended Mar 31, 2016 12 Months Ended Jun 30, 2016 12 Months Ended Sep 30, 2016 12 Months Ended Dec 31, 2016 12 Months Ended Mar 31, 2017 Sale of Residential Units $271,234 $304,597 $323,259 $365,164 $391,933 Homebuilding gross margin $53,396 $60,777 $67,684 $81,710 $87,922 Add back: Capitalized Interest charged to cost of sales 4,710 4,446 3,483 2,814 2,441 Adjusted homebuilding gross margin $58,106 $65,223 $71,167 $84,524 $90,363 Adjusted gross margin percentage 21.4% 21.4% 22.0% 23.1% 23.1%